UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2014

______________

Gran Tierra Energy Inc.

(Exact name of Registrant as specified in its charter)

______________

Nevada	001-34018	98-0479924
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300, 625 - 11th Avenue S.W.

Calgary, Alberta, Canada T2R 0E1

(Address of principal executive offices)

(403) 265-3221

(Registrant’s telephone number, including area code)

 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2014, Gran Tierra Energy Colombia, Ltd. (“Gran Tierra Colombia”) and Petrolifera Petroleum (Colombia) Limited (formerly Solana Petroleum Exploration Colombia Ltd., “Petrolifera Colombia”), both wholly owned indirect subsidiaries of Gran Tierra Energy Inc. (“Gran Tierra”), entered into transportation agreements (the “Transportation Agreements”) with Cenit Transporte y Logística de Hidrocarburos S.A.S. (“CENIT”), each dated as of December 1, 2014, each of which Transportation Agreements had a term of twelve months as from December 1, 2014. Pursuant to the Transportation Agreements, each of Gran Tierra Colombia and Petrolifera Colombia have the right to transport up to 10,000 barrels of oil per day, subject to availability of capacity, of crude oil produced by it or its affiliates: (1) from Santana Station to CENIT’s facility at Orito through CENIT’s Mansoya – Orito Pipeline, at a rate of $0.5539 per barrel, and (2) from CENIT’s facility at Orito to the Port of Tumaco through CENIT’s Orito – Tumaco Pipeline, at a rate of $3.3244 per barrel. Each of Gran Tierra Colombia and Petrolifera Colombia can request that CENIT transport additional crude oil in excess of 10,000 barrels of oil per day through the pipelines on the same terms, such transportation being subject to availability of capacity and compliance with nomination procedures stipulated in the Transportation Agreements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Gran Tierra Energy Colombia Ltd, with respect to the transportation of crude oil.

10.2	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Gran Tierra Energy Colombia Ltd, with respect to the transportation of crude oil.

10.3	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Petrolifera Petroleum (Colombia) Limited, with respect to the transportation of crude oil.

10.4	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Petrolifera Petroleum (Colombia) Limited, with respect to the transportation of crude oil.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

By:	/s/ David Hardy
	Name:	David Hardy
	Title:	General Counsel, Vice President, Legal and Secretary

 Dated: December 24, 2014

3

EXHIBIT INDEX

Exhibit No.	Description

10.1	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Gran Tierra Energy Colombia Ltd, with respect to the transportation of crude oil.

10.2	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Gran Tierra Energy Colombia Ltd, with respect to the transportation of crude oil.

10.3	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Petrolifera Petroleum (Colombia) Limited, with respect to the transportation of crude oil.

10.4	Crude Oil Transportation Agreement dated as of December 1, 2014, between Cenit Transporte and Logística de Hidrocarburos S.A.S. and Petrolifera Petroleum (Colombia) Limited, with respect to the transportation of crude oil.

4